PROSPECTUS
January 28, 2021
as supplemented February 11, 2021
Scharf Fund
Retail Class – LOGRX
Institutional Class – LOGIX
Scharf Multi-Asset Opportunity Fund
Retail Class – LOGBX
Institutional Class – LOGOX
Scharf Global Opportunity Fund
Retail Class – WRLDX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Scharf Fund
Investment Objective
The Scharf Fund (the “Scharf Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Scharf Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%	0.78%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.20%	0.20%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses(1)	1.23%	0.98%
Less: Fee Waiver(2)	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver	1.14%	0.89%
(1)Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
(2)Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Scharf Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding AFFE, interest, taxes, extraordinary expenses and class specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%), to 0.79% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the `“Board”). The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Scharf Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$116	$381	$667	$1,481
Institutional Class	$91	$303	$533	$1,193
Portfolio Turnover
The Scharf Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.15% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the Scharf Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 30% of its total assets in non-money market investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities.
In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” The Scharf Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.
In addition, the Scharf Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
The Scharf Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Scharf Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•Management Risk. The Scharf Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Depositary Receipt Risk.  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
•Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Scharf Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.
•Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Scharf Fund may underperform funds that follow different investing styles.
•Investment Company Risk. When the Scharf Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Fixed-Income Securities Risk. The following risks are associated with the Scharf Fund’s investment in fixed-income securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Scharf Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
•High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
•Asset-Backed Securities Risk.  Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.

•Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Scharf Fund are unsecured debt of the issuer.
•Bank Debt Risk.  The Scharf Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
•Inflation Protected Securities Risk.  The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Scharf Fund to sell these securities.
•Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Scharf Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
Performance
The following information provides some indication of the risks of investing in the Scharf Fund. The bar chart shows the annual returns for the Fund’s Institutional Class shares from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Annual Returns as of December 31 – Institutional Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 13.16% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -15.60% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2020
Institutional Class(1)	1 Year	5 Year	Since Inception (12/30/2011)
Return Before Taxes	12.97%	10.09%	12.12%
Return After Taxes on Distributions	12.01%	8.91%	11.24%
Return After Taxes on Distributions and Sale of Fund Shares	8.32%	7.85%	9.90%
Retail Class(1)
Return Before Taxes	12.65%	9.78%	11.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.27%
(1)The Institutional Class incepted on December 30, 2011 and the Retail Class incepted on January 28, 2015. Retail Class performance for the period from December 30, 2011 to January 28, 2015, reflects the performance of the Institutional Class, adjusted to reflect Retail Class fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser: Scharf Investments, LLC is the investment adviser of the Scharf Fund.
Portfolio Manager: Brian A. Krawez, CFA (President and Lead Equity Manager) is the portfolio manager responsible for the day-to-day management of the Scharf Fund and he has managed the Fund since its inception in 2011.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Scharf Fund shares on any business day by written request via mail (Scharf Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 866-5SCHARF or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem

Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500
Institutional Class	$1,000,000	Any amount
Tax Information
The Scharf Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Scharf Fund through a broker-dealer or other financial intermediary the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION
Scharf Multi-Asset Opportunity Fund
Investment Objective
The Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund” or the “Fund”) seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Multi-Asset Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 15 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	0.50%	0.50%
Shareholder Servicing Plan Fee	0.10%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.76%	1.51%
Less: Fee Waiver(2)	-0.51%	-0.51%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%	1.00%

(1)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Multi-Asset Fund and does not include expenses of 0.02% attributed to acquired fund fees and expenses (“AFFE”).
(2)Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Multi-Asset Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding AFFE, interest, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) to 0.88% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$127	$504	$906	$2,031
Institutional Class	$102	$427	$775	$1,758

Portfolio Turnover
The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.02% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Multi-Asset Fund invests in a mix of equity securities and fixed-income securities. Under normal market conditions, the Fund allocates between 50% and 75% of its total assets to equity securities. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 30% of its total assets in non-money market investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest up to 20% of its total assets in Rule 144A securities.
Under normal market conditions, the Multi-Asset Fund allocates between 25% and 50% of its total assets to fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, foreign corporate bonds, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money-market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities, and may include, with respect to up to 30% of the Fund’s total assets, those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify equity securities with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” The Multi-Asset Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes. The Adviser seeks to identify fixed-income investments with favorable risk-reward characteristics. In screening for suitable investments, the Adviser considers many factors, including yield-to-maturity, credit quality, liquidity, call risk, duration risk, and capital appreciation potential.
The Multi-Asset Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Multi-Asset Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•Management Risk. The Multi-Asset Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Depositary Receipt Risk.  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
•Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Multi-Asset Fund if currencies do not perform as the Adviser expects.
•Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Small-and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Multi-Asset Fund may underperform funds that follow different investing styles.
•Investment Company Risk. When the Multi-Asset Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Fixed-Income Securities Risk. The following risks are associated with the Multi-Asset Fund’s investment in fixed-income securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Multi-Asset Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
•High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
•Asset-Backed Securities Risk.  Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.
•Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.
•Bank Debt Risk.  The Multi-Asset Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
•Inflation Protected Securities Risk.  The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Multi-Asset Fund to sell these securities.
•Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Multi-Asset Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
Performance
The following information provides some indication of the risks of investing in the Multi-Asset Fund. The bar chart shows the annual returns for the Fund’s Institutional Class shares from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of broad measures of market performance and an index that reflects the Lipper category applicable to the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Annual Returns as of December 31 – Institutional Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.39% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -11.55% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2020)
Institutional Class(1)	1 Year	5 Years	Since Inception (12/31/2012)
Return Before Taxes	11.66%	8.42%	9.18%
Return After Taxes on Distributions	10.68%	7.34%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	7.58%	6.50%	7.25%
Retail Class(1)
Return Before Taxes	11.39%	8.14%	8.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.18%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.30%
Lipper Balanced Funds Index (reflects no deduction for taxes)	13.43%	9.60%	8.81%
(1)The Institutional Class incepted on December 31, 2012 and the Retail Class incepted on January 21, 2016. Retail Class performance for the period from December 31, 2012 to January 21, 2016, reflects the performance of the Institutional Class adjusted to reflect Retail Class fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Multi-Asset Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser: Scharf Investments, LLC is the investment adviser of the Multi-Asset Fund.
Portfolio Manager: Brian A. Krawez, CFA (President and Lead Equity Manager) is the portfolio manager responsible for the day-to-day management of the Multi-Asset Fund and he has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Multi-Asset Fund shares on any business day by written request via mail (Scharf Multi-Asset Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 866-5SCHARF, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500
Institutional Class	$5,000,000	Any Amount
Tax Information
The Multi-Asset Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Multi-Asset Fund through a broker-dealer or other financial intermediary the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION
Scharf Global Opportunity Fund
Investment Objective
The Scharf Global Opportunity Fund (the “Global Opportunity Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Opportunity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	Retail Class

Redemption Fee (as a percentage of amount redeemed on shares held for 15 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses (includes Shareholder Servicing Plan Fee)	0.89%
Shareholder Servicing Plan Fee	0.10%
Total Annual Fund Operating Expenses(1)	2.13%
Less: Fee Waiver and Expense Reimbursement(2)	-1.23%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.90%

(1)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers and Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Global Opportunity Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses (“AFFE”). Total Annual Fund Operating Expenses reflect the 12b-1 fee and maximum Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
(2)Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Global Opportunity Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the distribution (12b-1) fee of 0.25% and shareholder servicing plan fee of 0.10%) to 0.54% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Global Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$548	$1,031	$2,365

Portfolio Turnover
The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.69% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Global Opportunity Fund primarily invests in U.S. and non-U.S. equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. Foreign securities in which the Fund may invest may be domiciled in countries outside of the U.S. and may be securities listed on foreign exchanges as well as in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). There are no geographic limits on the Fund’s investments, and the Fund may invest without limit in securities of companies located both in the U.S. and abroad and in developed or emerging markets. However, the Fund will invest primarily in the securities of companies located in at least four different countries. The Fund may also invest up to 30% of its total assets in non-money market investment companies, including mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities. Under normal market conditions, the Fund will typically invest in less than 50 securities.
In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” The Global Opportunity Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.
In addition, the Global Opportunity Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries and market capitalizations and may be of any maturity and include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
The Global Opportunity Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Principal Risks of Investing in the Global Opportunity Fund
Losing all or a portion of your investment is a risk of investing in the Global Opportunity Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•Management Risk. The Global Opportunity Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Depositary Receipt Risk.  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
•Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Global Opportunity Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.
•Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Global Opportunity Fund may underperform funds that follow different investing styles.
•Investment Company Risk. When the Global Opportunity Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Fixed-Income Securities Risk. The following risks are associated with the Global Opportunity Fund’s investment in fixed-income securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Global Opportunity Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
•High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
•Asset-Backed Securities Risk.  Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.
•Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Global Opportunity Fund are unsecured debt of the issuer.
•Bank Debt Risk.  The Global Opportunity Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
•Inflation Protected Securities Risk.  The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Global Opportunity Fund to sell these securities.
•Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Global Opportunity Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
Performance
The following information provides some indication of the risks of investing in the Global Opportunity Fund. The bar chart shows the annual return for the Fund’s Retail Class shares from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception compare with that of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Annual Returns as of December 31 – Retail Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.08% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -18.64% (quarter ended March 31, 2020).

Average Annual Total Returns (for the periods ended December 31, 2020)
Retail Class	1 Year	5 Years	Since Inception (10/14/2014)
Return Before Taxes	11.91%	11.91%	11.07%
Return After Taxes on Distributions	11.46%	10.45%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares	7.54%	9.27%	8.66%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	10.26%
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Global Opportunity Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser: Scharf Investments, LLC is the investment adviser of the Global Opportunity Fund.
Portfolio Manager: Brian A. Krawez, CFA (President and Lead Equity Manager) is the portfolio manager responsible for the day-to-day management of the Global Opportunity Fund and he has managed the Fund since its inception in 2014.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Global Opportunity Fund shares on any business day by written request via mail (Scharf Global Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 866-5SCHARF, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500
Tax Information
The Global Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Global Opportunity Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Principal Investment Strategies
Scharf Fund
Investment Objective
The Scharf Fund seeks long-term capital appreciation.
Under normal market conditions, the Scharf Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stocks of companies of all size market capitalizations, convertible securities, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts), including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as ADRs, EDRs and GDRs. The Fund may also invest up to 30% of its total assets in other investment companies, including ETFs. The Fund may also invest in Rule 144A securities.
In addition, the Scharf Fund may invest up to 30% of its total assets in fixed-income securities.  Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, ETNs, money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
Scharf Multi-Asset Opportunity Fund
Investment Objective
The Multi-Asset Fund seeks long-term capital appreciation and income.
The Multi-Asset Fund invests in a mix of equity securities and fixed-income securities. Under normal market conditions, the Fund allocates between 50% and 75% of its total assets to equity securities. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts) including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as ADRs, EDRs and GDRs. The Fund may also invest up to 30% of its total assets in other investment companies, including ETFs. The Fund may also invest up to 20% of its total assets in Rule 144A securities.
Under normal market conditions the Multi-Asset Fund allocates between 25% and 50% of its total assets to fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, foreign corporate bonds, inflation-protected securities, asset-backed securities, ETNs, money-market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities, and may include, with respect to up to 30% of the Fund’s total assets, those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities. The mix of fixed-

income securities will vary based on the Adviser’s appraisal of the economy, the relative yields between various securities, the projected slope of the yield curve, as well as other factors.
The Adviser seeks to identify fixed-income investments with favorable risk-reward characteristics. In screening for suitable investments, the Adviser considers many factors, including yield-to-maturity, credit quality, liquidity, call risk, duration risk, and capital appreciation potential. Generally, only a small fraction of the fixed-income securities screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen as well as an assessment of the underlying financial condition and prospects of the issuer.
Scharf Global Opportunity Fund
Investment Objective
The Global Opportunity Fund seeks long-term capital appreciation.
The Global Opportunity Fund primarily invests in U.S. and non-U.S. equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. Foreign securities in which the Fund may invest may be domiciled in countries outside of the U.S. and may be securities listed on foreign exchanges as well as in the form of depositary receipts, such as ADRs, EDRs and GDRs. There are no geographic limits on the Fund’s investments, and the Fund may invest without limit in securities of companies located both in the U.S. and abroad, and in developed or emerging markets. The Fund will invest primarily in the securities of companies located in at least four different countries. The Fund may also invest up to 30% of its total assets in other investment companies, including mutual funds and ETFs. The Fund may also invest in Rule 144A securities. Under normal market conditions, the Fund will typically invest in less than 50 securities.
In addition, the Global Opportunity Fund may invest up to 30% of its total assets in fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, ETNs, money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries and market capitalizations and may be of any maturity and include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.
Principal Investment Strategies Applicable to All Funds
Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” The Adviser regularly screens for stocks that satisfy its criteria. Generally, only a small fraction of the stocks screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen. This may include examination of a company’s annual reports and other shareholder materials as well as contacting the company’s management.
In general, the Adviser utilizes five key elements in its investment philosophy:
1.Low Valuation – The Adviser employs a bottom-up, valuation-oriented investment strategy. The Adviser believes that companies with low valuation ratios (low price to earnings, low price to cash and low price to book value) outperform stocks with higher valuations over the long term.

2.Discount to Fair Value – Because value may not be easy to discern and may not be precisely quantifiable, the Adviser attempts to purchase securities trading at a significant discount to what the Adviser believes to be fair value. By purchasing securities only when they are at a significant discount to fair value, the Adviser hopes to mitigate downside risk.
3.Investment Flexibility - Opportunities are not confined within style boxes. The Adviser searches for compelling investments in companies large and small, foreign and domestic. The Adviser’s proprietary screen applies across the investment spectrum.
4.Focus – Each Fund will typically be constructed with only the Adviser’s top ideas at the time of purchase. The Adviser believes that owning too many stocks can be counterproductive to enhancing the risk/reward profile of each Fund.
5.Long-Term Perspective – The Adviser believes that the appropriate measurement period for the success of its investment strategy is a complete market cycle; that is, from peak to the succeeding peak or a trough to the succeeding trough. This may enable the Adviser to take advantage of opportunities that investors with shorter time horizons may overlook.
The Funds may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes. Valuation of securities experiencing special situations may include, but is not limited to, sum-of-the-parts analysis, comparables and liquidation value.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.
Cash and Cash Equivalent Holdings
Each Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in a Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.
To the extent that a Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.
Each Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the Funds’ Statement of Additional Information (“SAI”).
Principal Risks of Investing in the Funds
The principal risks of investing in the Funds that may adversely affect a Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Funds will achieve their investment objectives. Unless stated otherwise, references throughout this section to “the Fund” apply to each of the Funds.
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
Equity Securities Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.
Management Risk. Management risk describes the Fund’s ability to meet investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis, asset allocation among portfolio securities and ability to identify a stock’s appreciation potential. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.
Foreign and Emerging Market Securities Risk. The Fund may invest a portion (or all, with respect to the Global Opportunity Fund) of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.
In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise, could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.
The Fund may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.
Depositary Receipt Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Foreign Currency Risk. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments.  Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary un-invested reserves in bank deposits in foreign currencies.  In addition, the Fund will incur costs in connection with conversions between various currencies.
Large-Cap Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Sized Company Risk. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general.  In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies.  Thus, to the extent the Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.
Investment Style Risk.  Stocks with relatively low valuations may perform differently from the market as a whole and from other types of stocks.  At times when these securities are out of favor, the Fund may underperform funds that follow different investing styles. Investing in such undervalued securities involves risks that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value is overestimated. Such securities may decline in value even though they are already undervalued.
Investment Company Risk.  If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons. These reasons include the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
Fixed-Income Securities Risk.  The following risks are associated with the Fund’s investment in fixed-income securities:
•Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.  When interest rates decline, borrowers may pay off their fixed-income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.
•Interest Rate Risk.   Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.
•Credit Risk.  Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and/or principal.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back interest and/or principal.  Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
High-Yield Securities Risk.  Fixed-income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments due to adverse economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These securities are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.
Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Asset-Backed Securities Risk.   Asset-Backed Securities Risk includes Interest Rate Risk, Credit Risk, Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  Under certain adverse market conditions, asset-backed securities may have more limited liquidity than usual.
Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed income securities. In particular, past events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.
Exchange-Traded Note Risk.  ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Bank Debt Risk.  The Fund’s investments in assignments of secured and unsecured bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  The Fund may invest in debt that is rated by a nationally recognized statistical rating organization or are unrated, and may invest in debt of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank debt in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.
Inflation Protected Securities Risk.  Inflation protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation.  There is always the risk that the rate of inflation will be lower than expected or that the relevant index intended to measure the rate of inflation will not accurately measure the rate of inflation and the securities will not work as intended.
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.
Special Situations Risk. Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment, producing a loss for the Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
PORTFOLIO HOLDINGS INFORMATION
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Each Fund’s top ten holdings as of each calendar quarter-end may be made available in the fact sheets on the Funds’ website at www.scharffunds.com within five to ten business days after the calendar quarter-end. If made available, the top ten holdings for the Funds will remain posted on the website until updated with the next required regulatory filings with the SEC. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports are available by contacting the Scharf Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 866-5SCHARF and on the SEC’s website at www.sec.gov. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.
MANAGEMENT OF THE FUNDS
Investment Adviser
Scharf Investments, LLC is the Funds’ investment adviser and is located at 16450 Los Gatos Boulevard, Suite 207, Los Gatos, California 95032. The Adviser is employee controlled and has been registered with the SEC since 1983. The Adviser provides investment management services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, and corporations.
The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, for the fiscal year ended September 30, 2020, the Adviser was entitled to receive an annual management fee, calculated daily and payable monthly, equal to a rate of 0.89% of the Scharf Fund’s average daily net assets and 0.99% of the Multi-Asset Fund’s and Global Opportunity Fund’s average daily net assets. For the fiscal year ended September 30, 2020, the Adviser received management fees of 0.74% of the Scharf Fund’s average daily net assets, after any waivers, and 0.48% of the Multi-Asset Fund’s average daily net assets, after any waivers. For the fiscal year ended

September 30, 2020, the Adviser waived its entire management fee for the Global Opportunity Fund. Effective April 1, 2020, the Adviser is entitled to receive an annual management fee equal to the rate of 0.78% of the Scharf Fund’s average daily net assets.
A discussion regarding the basis of the Board’s approval of the Scharf Fund, Multi-Asset Fund and Global Opportunity Fund’s investment advisory agreement is available in the Funds’ semi-annual report to shareholders for the fiscal period ended March 31, 2020.
Portfolio Manager
Brian A. Krawez, CFA, is the portfolio manager responsible for the day-to-day management of the Funds. Mr. Krawez is President and Lead Equity Manager of the Adviser. He has been with the Adviser since 2007. Mr. Krawez earned both his Bachelor of Science degree and Master of Business Administration from the University of California at Berkeley.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of securities in the Funds.
Fund Expenses
Each Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses through at least January 27, 2022, to limit Total Annual Fund Operating Expenses of each Fund (excluding AFFE, interest expense, dividends on securities sold short, taxes, extraordinary expenses and any other class-specific expenses, such as a distribution (12b-1) fee or shareholder servicing plan fee) to the amounts shown below as a percentage of each Fund’s average daily net assets:

Scharf Fund	0.79%
Multi-Asset Fund	0.88%
Global Opportunity Fund	0.54%
The term of the Funds’ operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.
Similarly Managed Account Performance
The Scharf Fund and Multi-Asset Fund are managed in a manner that is substantially similar to certain other accounts managed by the Adviser. The “Core Equity Composite” has investment objectives, policies, strategies and risks substantially similar to those of the Scharf Fund. The “Multi-Asset Composite” has investment objectives, policies, strategies and risks substantially similar to those of the Multi-Asset Fund. Scharf Investments, LLC is a registered investment adviser and the individual responsible for the management of the Core Equity Composite, Multi-Asset Composite and Hedged Strategy Composite is the same individual responsible for the management of each respective Fund. You should not consider the past performance of the Core Equity Composite and Multi-Asset Composite as indicative of the future performance of the respective Fund.

Core Equity Composite
The following table sets forth performance data relating to the Core Equity Composite which represents all of the accounts managed by the Adviser in a substantially similar manner to the Scharf Fund. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against an appropriate index, and does not represent the performance of the Scharf Fund. The Core Equity Composite is not subject to the same types of expenses to which the Scharf Fund is subject, the Core Equity Composite is rebalanced differently and less frequently than the Scharf Fund which will affect, among other things, transaction costs and may affect the comparability of performance, nor is the Core Equity Composite subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Scharf Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Core Equity Composite expressed below could have been adversely affected if it had been regulated as an investment company under the federal securities laws.
Scharf Investments, LLC
Core Equity Composite(1)

	As of 12/31/2020 (annualized)(2)
	One Year	Three Years	Five Years	Ten Years	Since 12/31/1996(3)
Core Equity Composite (Gross)	13.28%	12.09%	10.96%	12.44%	12.40%
Core Equity Composite (Net)(4)	12.27%	11.09%	9.95%	11.34%	11.11%
S&P 500® Index(5)	18.39%	14.17%	15.21%	13.88%	9.03%
(1)The Core Equity Composite was created on December 13, 2013 and retains the performance from the Equity Composite prior to 2009. The Equity Composite was managed by the predecessor firm of Scharf Investments, LLC.
(2)As of December 31, 2020, the Core Equity Composite was comprised of 414 accounts with approximately $1,075 million in assets.
(3)Inception of the Core Equity Composite is January 1, 1991; however, performance is only shown from December 31, 1996 because performance prior to that date is not in compliance with the Global Investment Performance Standards (“GIPS®”).
(4)Performance shown is net of actual fees paid by clients.
(5)The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. You cannot invest directly in an index.
The Core Equity Composite includes fully discretionary, non-wrap, asset-based, fee paying equity accounts. Returns of the Core Equity Composite are presented gross and net of management fees. Performance includes the reinvestment of dividends and other income and the deduction of trading commissions and other costs. Because the equity mandate may be described as diversified, the benchmark shown is the S&P 500® Index. The S&P 500® Index contains 500 industrial, transportation, utility, technology and financial companies regarded as generally representative of the large capitalization U.S. stock market.
The fees and expenses associated with an investment in the Core Equity Composite are lower than the fees and expenses (after taking into account the Expense Cap) associated with an investment in the Scharf Fund, so that if the Core Equity Composite’s expenses were adjusted for these Fund expenses, its performance would have been slightly lower during the periods shown.
Scharf Investments, LLC claims compliance with Global Investment Performance Standards (GIPS®). The GIPS® method of calculating performance differs from the SEC’s standardized method of calculating performance and may produce different results. The U.S. dollar is the currency used to express performance of the Core Equity Composite. Adviser Compliance Associates, LLC doing business as ACA Compliance Group, successor by merger to ACA Performance Services, LLC has verified that the Adviser has been in compliance with GIPS® standards as of December 31, 2016.

To obtain a compliant presentation and/or the firm’s list of composite descriptions, please contact Scharf Investments, LLC at 1-831-429-6513.
Multi-Asset Composite
The following table sets forth performance data relating to the Multi-Asset Composite which represents all of the accounts managed by the Adviser in a substantially similar manner to the Multi-Asset Fund. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against an appropriate index, and does not represent the performance of the Multi-Asset Fund. The Multi-Asset Composite is not subject to the same types of expenses to which the Multi-Asset Fund is subject, the Multi-Asset Composite is rebalanced differently and less frequently than the Multi-Asset Fund which will affect, among other things, transaction costs and may affect the comparability of performance, nor is the Multi-Asset Composite subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Asset Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Multi-Asset Composite expressed below could have been adversely affected if it had been regulated as an investment company under the federal securities laws.
Scharf Investments, LLC
Multi-Asset Composite (1)

	As of 12/31/2020 (annualized)(2)
	One Year	Three Years	Five Years	Ten Years	Since 12/31/1996(3)
Multi-Asset Composite (Gross)	11.50%	10.29%	9.10%	10.05%	11.03%
Multi-Asset Composite (Net)(4)	10.69%	9.46%	8.28%	9.16%	9.82%
Lipper Balanced Index/Average(5)	13.57%	8.94%	9.60%	8.28%	6.87%
(1)    Prior to 2009, the Multi-Asset Composite was managed by the predecessor firm of Scharf Investments, LLC.
(2)    As of December 31, 2020, the Multi-Asset Composite was comprised of 71 accounts with approximately $262 million in assets.
(3)    Inception of the Multi-Asset Composite is December 31, 1988; however, performance is only shown from December 31, 1996, because performance prior to that date is not in compliance with the Global Investment Performance Standards (“GIPS®”).
(4)    Performance shown is net of actual fees paid by clients.
(5)    The Multi-Asset Composite is measured against the Lipper Balanced Mutual Fund Average for the years 1997-2004. After 2004, data for the Lipper Balanced Mutual Fund Average was not readily available, thus the Lipper Balanced Fund Index is used from 2005 forward. The Lipper Balanced Fund Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds. You cannot invest directly in an index.

The Multi-Asset Composite includes fully discretionary fee paying balanced accounts. Returns of the Multi-Asset Composite are presented gross and net of management fees. Performance includes the reinvestment of dividends and other income and the deduction of trading commissions and other costs. The benchmark shown is the Lipper Balanced Mutual Fund Average for the years 1997 to 2004. After 2004, data for the Lipper Balanced Mutual Fund Average was not readily available, thus the Lipper Balanced Fund Index is used from 2005 forward. The Lipper Balanced Fund Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.
The fees and expenses associated with an investment in the Multi-Asset Composite are lower than the fees and expenses (after taking into account the Expense Cap) associated with an investment in the Multi-Asset Fund, so that if the Multi-Asset Composite’s expenses were adjusted for the Fund’s expenses, its performance would have been slightly lower during the periods shown.

Scharf Investments, LLC claims compliance with Global Investment Performance Standards (“GIPS®”). The GIPS® method of calculating performance differs from the SEC’s standardized method of calculating performance and may produce different results. The U.S. dollar is the currency used to express performance of the Multi-Asset Composite. Adviser Compliance Associates, LLC doing business as ACA Compliance Group, successor by merger to ACA Performance Services, LLC has verified that the Adviser has been in compliance with GIPS® standards as of December 31, 2016.
To obtain a compliant presentation and/or the firm’s list of composite descriptions, please contact Scharf Investments, LLC at 1-831-429-6513.

SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Funds are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange, including ADRs, EDRs, and GDRs, is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Board’s Valuation Committee.
Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Description of Classes
The Board has adopted a multiple class plan that allows each Fund to offer one or more classes of shares of the Fund. This Prospectus offers Institutional Class and Retail Class of the Scharf Fund, Institutional Class and Retail Class of the Multi-Asset Fund, Retail Class of the Global Opportunity Fund. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:
•Retail Class shares are charged a 0.25% Rule 12b-1 fee and a 0.10% shareholder servicing plan fee, have no sales load, and have a $10,000 minimum initial investment for regular accounts and $5,000 minimum initial investment for retirement accounts and for automatic investment plans; and
•Multi-Asset Fund and Global Opportunity Fund Institutional Class shares have no Rule 12b-1 fee but charge a 0.10% shareholder servicing plan fee and have a $5,000,000 minimum initial investment.
•Scharf Fund Institutional Class shares have no Rule 12b-1 fee but charge a 0.10% shareholder servicing plan fee and have a $1,000,000 minimum initial investment.

How to Purchase Shares
The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500

Scharf Fund - Institutional Class	$1,000,000	Any amount

Institutional Class	$5,000,000	Any amount
Minimum Investment Waivers
The Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Board, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of U.S. Bank Global Fund Services (the Funds’ “Transfer Agent”), broker-dealers who act as selling agents for the Funds, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (the Funds’ “Distributor”); and
•qualified broker-dealers who have entered into an agreement with the Distributor.
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network by telephone, through the Automatic Investment Plan (“AIP”), or through a bank or through one or more brokers authorized by the Funds to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 866-5SCHARF. The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Funds. Orders may also be rejected from persons believed by the Funds to be “market timers.”
All purchase checks must be in U.S. dollars drawn on a domestic institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Funds’ Transfer Agent. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form, include your name, address, Fund name and account number on a separate piece of paper. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Funds.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Funds toll-free at 866-5SCHARF.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Board’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 866-5SCHARF if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s net asset value.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to Scharf Funds, to the Transfer Agent at the following address:

Regular Mail	Overnight Delivery
Scharf Funds	Scharf Funds
[Name of Fund]	[Name of Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Purchasing Shares by Telephone
If you have accepted telephone options on your account application and if your account has been open for at least seven business days, you may purchase additional Fund shares by calling the Funds toll-free at 866-5SCHARF. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time).
Purchasing Shares by Wire
If you are making your initial investment in the Funds, the Transfer Agent must have previously received a completed account application before you can send in your wire purchase. You can mail or deliver overnight your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No.: 112-952-137
Further Credit: [Name of Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 866-5SCHARF. Your bank may charge you a fee for sending a wire payment to the Funds.
Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
You may open your Retail Class account with a reduced minimum initial investment of $5,000 if you also make additional purchases of Fund shares at regular intervals through the AIP. Otherwise, once your account has been opened with the initial minimum investment of $10,000, you may make additional purchases of Fund shares at regular intervals through the AIP. The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the “Automatic Investment Plan” section on the account application or call the Transfer Agent at 866-5SCHARF for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 866-5SCHARF for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually (per social security number) and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Funds. Brokers may be authorized by the Funds’ principal underwriter to designate other brokers and financial intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund, a Broker’s or, if applicable, a Broker’s authorized designee accepts the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Conversion Feature
Subject to meeting the minimum investment amount for Institutional Class shares, investors currently holding Retail Class shares may convert to Institutional Class shares, without incurring redemption fees.  A conversion from Retail Class shares of a Fund to Institutional Class shares of the same Fund is not expected to result in realization of a capital gain or loss for federal income tax purposes. Call the Funds (toll-free) at 866-5SCHARF to learn more about conversions of Fund shares.
How to Redeem Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to a Fund or through your financial intermediary.
As described below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds may delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds. If you did not purchase your shares with a wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.
The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.
The Funds reserve the right to redeem in-kind as described under “Redemption “In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Scharf Fund and Multi-Asset Fund also have in place a line of credit that may be used to meet redemption requests during unusual market conditions.
By Mail
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. Payment of your redemption proceeds will be made promptly after the receipt of your written request in good order. No redemption requests will become effective until all documents have been received in good order by the Transfer Agent. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Delivery
Scharf Funds	Scharf Funds
[Name of Fund]	[Name of Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $100,000, by calling the Transfer Agent at 866-5SCHARF before the close of trading on the NYSE (which is generally 4:00 p.m., Eastern Time). Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.
Prior to executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these telephone privileges at any time upon at least a 60-day notice to shareholders. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 866-5SCHARF for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Scharf Fund for shares of the other Scharf Funds. However, you should note the following:
•Exchanges may only be made between like share classes;
•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•Before exchanging into the other Scharf Funds, read the Fund’s description in this prospectus;
•Exchanges between Funds are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to certain limitations on deductibility of losses;
•The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

•The minimum exchange amount between the Funds is $10,000 for regular accounts and $5,000 for retirement accounts;
•Redemption fees will not be assessed when an exchange occurs between the Funds; and
•If you accepted telephone options on your account application, you may make a telephone request to exchange your shares for an additional $5.00 fee.
You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker. Note that only four exchanges are permitted per calendar year.
Systematic Withdrawal Plan
As another convenience, you may redeem a Fund’s shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $100,000 and each withdrawal amount must be for a minimum of $3,000. If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five calendar days before the next scheduled withdrawal at:

Regular Mail	Overnight Delivery
Scharf Funds	Scharf Funds
[Name of Fund]	[Name of Fund]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account will ultimately be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 866-5SCHARF.
Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). A redemption, whether in cash or in-kind, is a taxable event for you. It is not expected that the Funds would do so except during unusual market conditions. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and/or
•For all redemptions in excess of $100,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances.
Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than $10,000 as a result of redemptions you have made. This does not apply to retirement plan accounts, Uniform Gifts or Transfers to Minors Act accounts, or accounts with an active AIP. You will be notified that the value of your account is less than $10,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $10,000 before the Funds take any action. The Funds will not require you to redeem your shares if the value of your account drops below the investment minimum due to fluctuations in NAV.
DIVIDENDS AND DISTRIBUTIONS
The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.
All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends will be taxable whether received in cash or in additional shares.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, a Fund reserves the right to reinvest the distribution check in your account, at a Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Funds takes steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.
Redemption Fees. The Scharf Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 60 days or less. The Multi-Asset Fund and Global Opportunity Fund charge a 2.00% redemption fee on the redemption of Fund shares held for 15 days or less. This fee (which is paid into the Funds) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Funds have the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.
The Funds’ redemption fee will not apply to broker wrap-fee program accounts. Additionally, the Funds’ redemption fee will not apply to the following types of transactions:
•premature distributions from retirement accounts due to the disability or health of the shareholder;
•minimum required distributions from retirement accounts;
•redemptions resulting in the settlement of an estate due to the death of the shareholder;
•shares acquired through reinvestment of distributions (dividends and capital gains); and
•redemptions initiated through the systematic withdrawal plan.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that the Funds believe is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, Quasar Distributors, LLC (the “Distributor”), on behalf of the Funds, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.
Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Funds does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, each Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that each Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed-income securities that have gone into default and for which there is not a current market value quotation.
More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
GENERAL POLICIES
Some of the following policies are mentioned above. In general, the Funds reserve the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading); and
•Reject any purchase or redemption request that does not contain all required documentation.
Your financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your financial intermediary for details.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Fund.  Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account.  If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 866-5SCHARF at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Fund Mailings
Statements and reports that the Funds send to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration);
•Annual and semi-annual shareholder reports (every six months); and
•Quarterly account statements.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-5SCHARF to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
TAX CONSEQUENCES
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.

The Funds typically make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, in some cases, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of a Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. A portion of ordinary income dividends paid by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met. A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in a Fund) of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but made in the following January are taxable as if received the prior December.
By law, the Funds must withhold as backup withholding, at a rate under Section 3406 of the Code from your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is timely provided.
Sale or exchange of your Fund shares is a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction and your investment in the Funds. The Code limits the deductibility of capital losses in certain circumstances.
The Funds’ distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local income tax. In managing the Funds, the Adviser does not consider the tax effects of its investment decisions to be of primary importance.
Additional information concerning taxation of the Funds and their shareholders is contained in the SAI. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.
DISTRIBUTION OF FUND SHARES
Distribution and Service (Rule 12b-1) Plan
The Board has adopted a plan pursuant to Rule 12b-1 that allows the Retail Class to pay distribution and service fees for the sale, distribution and servicing of its shares. The plan provides for the payment of a distribution and service fee at the annual rate of 0.25% of average daily net assets of the applicable Fund’s Retail Class shares. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Servicing Plan
Under a Shareholder Servicing Plan, each Fund will pay service fees of up to 0.10% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. As these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
INDEX DESCRIPTIONS
Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index.
The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage backed securities, asset backed securities, and commercial mortgage backed securities.
The Lipper Balanced Funds Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds.  Typically, the stock/bond ratio ranges around 60%/40%.
The MSCI All Country World Index a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report dated September 30, 2020, which is available upon request.
Scharf Fund
For a share outstanding throughout each year

Institutional Class	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$46.21	$46.72	$44.08	$40.47	$38.24

Income from investment operations:
Net investment income^	0.34	0.23	0.26	0.09	0.06
Net realized and unrealized gain on investments and foreign currency	3.35	2.99	3.61	3.59	3.53
Total from investment operations	3.69	3.22	3.87	3.68	3.59

Less distributions:
From net investment income	(0.24)	(0.39)	(0.08)	(0.07)	(0.02)
From net realized gain on investments	(3.64)	(3.34)	(1.15)	—	(1.34)
Total distributions	(3.88)	(3.73)	(1.23)	(0.07)	(1.36)

Paid-in capital from redemption fees^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$46.02	$46.21	$46.72	$44.08	$40.47

Total return	8.12%	7.61%	8.93%	9.10%	9.52%

Ratios/supplemental data:
Net assets, end of year (thousands)	$282,746	$298,028	$350,205	$488,084	$508,930
Ratio of expenses to average net assets:
Before fee waivers	1.00%	1.06%	1.08%	1.20%	1.19%
After fee waivers	0.90%	0.96%	0.96%	1.07%	1.05%
Ratio of net investment income to average net assets:
Before fee waivers	0.68%	0.44%	0.47%	0.09%	0.02%
After fee waivers	0.78%	0.54%	0.59%	0.22%	0.16%
Portfolio turnover rate	52.15%	47.87%	39.71%	21.63%	30.58%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

Scharf Fund
For a share outstanding throughout each year

Retail Class	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$45.95	$46.43	$43.87	$40.32	$38.21

Income from investment operations:
Net investment income/(loss)^	0.22	0.11	0.12	(0.02)	(0.05)
Net realized and unrealized gain on investments and foreign currency	3.33	2.98	3.59	3.57	3.52
Total from investment operations	3.55	3.09	3.71	3.55	3.47

Less distributions:
From net investment income	(0.12)	(0.23)	—	—	(0.02)
From net realized gain on investments	(3.64)	(3.34)	(1.15)	—	(1.34)
Total distributions	(3.76)	(3.57)	(1.15)	—	(1.36)
Paid-in capital from redemption fees^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$45.74	$45.95	$46.43	$43.87	$40.32

Total return	7.83%	7.32%	8.58%	8.80%	9.20%

Ratios/supplemental data:
Net assets, end of year (thousands)	$66,531	$72,710	$70,365	$88,843	$98,293
Ratio of expenses to average net assets:
Before fee waivers	1.29%	1.34%	1.39%	1.47%	1.47%
After fee waivers	1.19%	1.24%	1.27%	1.34%	1.34%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.39%	0.16%	0.16%	(0.17)%	(0.25)%
After fee waivers	0.49%	0.26%	0.28%	(0.04)%	(0.12)%
Portfolio turnover rate	52.15%	47.87%	39.71%	21.63%	30.58%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

Scharf Multi-Asset Opportunity Fund
For a share outstanding throughout each year

Institutional Class		Year Ended September 30,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$33.55	$33.58	$32.27	$30.60		$29.60

Income from investment operations:
Net investment income^	0.33	0.38	0.34	0.15		0.14
Net realized and unrealized gain on investments and foreign currency	2.60	1.70	1.67	1.94		2.08
Total from investment operations	2.93	2.08	2.01	2.09		2.22

Less distributions:
From net investment income	(0.43)	(0.49)	(0.07)	(0.20)		(0.07)
From net realized gain on investments	(2.04)	(1.62)	(0.63)	(0.22)		(1.15)
Total distributions	(2.47)	(2.11)	(0.70)	(0.42)		(1.22)

Paid-in capital from redemption fees	—	—	—	0.00	^#	0.00	^#

Net asset value, end of year	$34.01	$33.55	$33.58	$32.27		$30.60

Total return	8.99%	6.89%	6.32%	6.94%		7.68%

Ratios/supplemental data:
Net assets, end of year (thousands)	$40,450	$43,865	$46,366	$60,061		$53,485
Ratio of expenses to average net assets:
Before fee waivers	1.47%	1.45%	1.44%	1.47%		1.47%
After fee waivers	0.96%	0.98%	0.97%	1.02%		1.08%
Ratio of net investment income to average net assets:
Before fee waivers	0.50%	0.71%	0.59%	0.04%		0.08%
After fee waivers	1.01%	1.18%	1.06%	0.49%		0.47%
Portfolio turnover rate	48.02%	45.52%	36.29%	30.04%		34.43%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

Scharf Multi-Asset Opportunity Fund
For a share outstanding throughout each period

Retail Class	Year Ended September 30,					January 21, 2016* to September 30,
	2020		2019	2018	2017	2016
Net asset value, beginning of period	$33.47		$33.44	$32.16	$30.54	$27.68

Income from investment operations:
Net investment income^	0.24		0.29	0.26	0.07	0.05
Net realized and unrealized gain on investments and foreign currency	2.59		1.72	1.65	1.94	2.81
Total from investment operations	2.83		2.01	1.91	2.01	2.86

Less distributions:
From net investment income	(0.35)		(0.36)	(0.00)	(0.17)	—
From net realized gain on investments	(2.04)		(1.62)	(0.63)	(0.22)	—
Total distributions	(2.39)		(1.98)	(0.63)	(0.39)	—
Paid-in capital from redemption fees	0.00	^#	—	—	—	—
Net asset value, end of period	$33.91		$33.47	$33.44	$32.16	$30.54

Total return	8.68%		6.66%	6.00%	6.68%	10.33%	‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$7,359		$5,874	$7,361	$8,998	$6,990
Ratio of expenses to average net assets:
Before fee waivers	1.74%		1.70%	1.70%	1.73%	1.75%	†
After fee waivers	1.23%		1.23%	1.23%	1.28%	1.30%	†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.23%		0.45%	0.33%	(0.21)%	(0.23)%	†
After fee waivers	0.74%		0.92%	0.80%	0.24%	0.22%	†
Portfolio turnover rate	48.02%		45.52%	36.29%	30.04%	34.43%	‡**
*    Commencement of operations.
^    Based on average shares outstanding.
**    Portfolio turnover calculated for the year ended September 30, 2016.
†    Annualized.
‡    Not annualized.
#    Amount is less than $0.01.

Scharf Global Opportunity Fund
For a share outstanding throughout each year

Retail Class	Year Ended September 30,
	2020	2019	2018		2017		2016
Net asset value, beginning of year	$29.98	$31.30	$29.76		$26.89		$24.87

Income from investment operations:
Net investment income	0.28	0.37	0.31		0.18	^	0.16
Net realized and unrealized gain on investments and foreign currency	2.22	0.90	3.05		3.03		3.06
Total from investment operations	2.50	1.27	3.36		3.21		3.22

Less distributions:
From net investment income	(0.41)	(0.28)	(0.21)		(0.14)		(0.20)
From net realized gain on investments	(2.75)	(2.31)	(1.61)		(0.20)		(1.00)
Total distributions	(3.16)	(2.59)	(1.82)		(0.34)		(1.20)
Paid-in capital from redemption fees	—	—	0.00	^#	0.00	^#	—
Net asset value, end of year	$29.32	$29.98	$31.30		$29.76		$26.89

Total return	8.09%	4.92%	11.72%		12.10%		13.21%

Ratios/supplemental data:
Net assets, end of year (thousands)	$18,706	$17,763	$28,353		$30,307		$27,444
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.99%	1.96%	1.72%		1.90%		1.97%
After fee waivers and expense reimbursement	0.70%	0.59%	0.52%		0.65%		0.55%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.42)%	(0.31)%	(0.26)%		(0.60)%		(0.74)%
After fee waivers and expense reimbursement	0.87%	1.06%	0.94%		0.65%		0.68%
Portfolio turnover rate	60.69%	73.90%	65.99%		75.78%		52.75%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

Investment Adviser
Scharf Investments, LLC
16450 Los Gatos Boulevard, Suite 207
Los Gatos, California 95032
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

PRIVACY NOTICE
The Funds collect non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.
The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.scharffunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 866‑5SCHARF or by writing to:
SCHARF FUNDS
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Funds are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(SEC Investment Company Act file number is 811‑07959.)